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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                              _______________


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  April 27, 1998


                             Tyson Foods, Inc.
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                (Exact Name of Registration as Specified in Charter)


     Delaware                       0-3400                  71-0225165
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(State or Other Jurisdiction  (Commission File Number)   (IRS Employer
       of Incorporation)                            Identification No.)


            2210 West Oaklawn Drive, Springdale, Arkansas 72762
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       (Address of Principal Executive Offices)          (Zip Code)


     Registrant's telephone number, including area code (501) 290-4000


                              Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)




















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Item 5.  Other Events

     On April 27, 1998, the Registrant issued a Press Release entitled "Tyson Foods, Inc. Reports Second Quarter and Six Months Results," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

     99.1  Press Release, dated April 27, 1998, of Tyson Foods, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.


By:  /s/ Wayne Britt
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Wayne Britt
Chief Financial Officer


April 27, 1998